                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED NOVEMBER 24, 2003 TO THE
                  PROSPECTUS DATED MAY 1, 2003, AS SUPPLEMENTED

Effective December 12, 2003, this Supplement updates certain information contained in the Prospectus dated May 1, 2003, of EQ Advisors Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

             Information Regarding EQ/Alliance Technology Portfolio

The information provided below updates information regarding the EQ/Alliance Technology Portfolio.

All references in the Prospectus to the "EQ/Alliance Technology Portfolio" or "EQ/Alliance Technology" are changed to the "EQ/Technology Portfolio" or "EQ/Technology," respectively.

Under the heading "Investment Objective" in the description of the Portfolio, delete the second sentence.

Under the heading "The Investment Strategy" in the description of the Portfolio, delete the last sentence of the first paragraph. Also delete the second, third and fourth paragraphs and insert the following in their place:

     The Portfolio does not limit its investment to issuers with a specific market capitalization range. While the Portfolio can invest in securities and U.S. and foreign companies, the majority of its assets are expected to be invested in securities of U.S. companies.

     The Portfolio intends to invest primarily in common stock but it may also invest in other securities that the Advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock.

     The Portfolio employs multiple Advisers, each of whom is responsible for investing an allocated portion of the Portfolio. The Manager has ultimate responsibility for the performance of the Portfolio and continuously monitors the performance and investment strategies of each of the Advisers.

     The Advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management's abilities. The Advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

     For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the fund is invested in these instruments, the Portfolio will not be pursuing its investment objective.

Under the heading "The Principal Risks" in the description of the Portfolio, delete "Derivatives Risk," "Fixed Income Securities Risk" and "Growth Investing Risk" and add "Multiple-Adviser Risk."

Under the heading "Portfolio Performance" in the description of the Portfolio, add the following at the end of the first paragraph.

     This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003. In addition, the Portfolio did not employ multiple Advisers prior to that date.

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Delete all information under the heading "Who Manages the Portfolio" in the description of the Portfolio and insert the following:

     Dresdner RCM Global Investors LLC ("Dresdner"), Four Embarcadero Center, San Francisco, CA 94111, serves as an Adviser to the Portfolio. As of December 31, 2002, Dresdner had approximately $44.8 billion in assets under management.

          Walter C. Price is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Dresdner. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of Dresdner since 1978. He joined Dresdner in 1974 as a Senior Securities Analyst.

     Firsthand Capital Management, Inc. ("Firsthand"), 125 South Market, Suite 1200, San Jose, CA 95113, serves as an Adviser to the Portfolio. As of December 31, 2002, Firsthand had approximately $750 million in assets under management.

          Kevin M. Landis is primarily responsible for the day-to-day management of the portion of the Portfolio's assets allocated to Firsthand. Mr. Landis is the Chief Investment Officer of Firsthand. Mr. Landis co-founded the firm in 1993 and has been a Portfolio Manager with Firsthand since 1994.

     Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109, serves as an Adviser to the Portfolio. As of December 31, 2002, Wellington Management had approximately $303 billion in assets under management.

          The portion of the Portfolio's assets allocated to Wellington Management is managed by a team of investment professionals.

In the section of the Prospectus entitled "More information on principal risks and benchmarks," replace the first sentence of the description of "Multiple-Adviser Risk" with the following:

     The EQ/Technology Portfolio employs multiple Advisers.

         Information Regarding EQ/Putnam International Equity Portfolio

The information provided below updates information regarding the EQ/Putnam International Equity Portfolio.

All references in the Prospectus to the "EQ/Putnam International Equity Portfolio" or "EQ/Putnam International Equity" are changed to the "EQ/Mercury International Value Portfolio" or "EQ/Mercury International Value," respectively.

Under the heading "The Investment Strategy" in the description of the Portfolio, delete the fourth paragraph and insert the following in its place:

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. In investing the Portfolio's assets, the Adviser follows a value investing style, focusing on the stocks that the Adviser believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics include low price-to-earnings ratio relative to the cost of capital and other intrinsic characteristics, high yield relative to the market and financial strength. Stocks may be "undervalued" because they are part of an industry that is out of favor with investors generally. Even in those industries, individual companies may have high rates of growth of earnings and be financially sound. At the same time, the price of their common stock may be depressed because investors associate the companies with their industries.

Under the heading "Portfolio Performance" in the description of the Portfolio, add the following at the end of the first paragraph.

     This may be particularly true for this Portfolio because a different Adviser managed the Portfolio prior to December 12, 2003.

Delete all information under the heading "Who Manages the Portfolio" in the description of the Portfolio and insert the following:

     Merrill Lynch Investment Managers International Limited ("MLIM International"), an affiliate of Fund Asset Management, L.P., 33 King William Street, London EC4R 9AS, England, serves as the Adviser to the Portfolio. As of September 2003, MLIM International and its investment advisory affiliates had approximately $473 billion in assets under management.

     The Portfolio's assets are managed by a team of investment professionals led by James Macmillan. Mr. Macmillan is a Managing Director and Senior Portfolio Manager and has been with MLIM International since 1993.

                                    * * * * *

                                EQ ADVISORS TRUST

                    SUPPLEMENT DATED NOVEMBER 24, 2003 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                       DATED MAY 1, 2003, AS SUPPLEMENTED

Effective December 12, 2003, this Supplement updates certain information contained in the Statement of Additional Information ("SAI"), dated May 1, 2003, of EQ Advisors Trust ("Trust"), as supplemented. You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the SAI and the Trust's Prospectus and retain it for future reference.

             Information Regarding EQ/Alliance Technology Portfolio
                and the EQ/Putnam International Equity Portfolio

The information provided below updates information regarding the EQ/Alliance Technology Portfolio.

All references in the SAI to the "EQ/Alliance Technology Portfolio" or "EQ/Alliance Technology" are changed to the "EQ/Technology Portfolio" or "EQ/Technology," respectively.

All references in the Prospectus to the "EQ/Putnam International Equity Portfolio" or "EQ/Putnam International Equity" are changed to the "EQ/Mercury International Value Portfolio" or "EQ/Mercury International Value," respectively.

Under the heading "The Manager" on page 43, delete the reference to "and" in the second sentence of the first paragraph before the reference to "Pacific Investment Management Company LLC" and insert a comma in its place. Insert the following after the reference to "("PIMCO")" in the same sentence:

     ", Dresdner RCM Global Investors LLC ("Dresdner"), Firsthand Capital Management, Inc. ("Firsthand"), Wellington Management Company, LLP ("Wellington Management") and Merrill Lynch Investment Managers International Limited ("MLIM International")"

Under the heading "The Manager" on page 44, add the following at the end of the first paragraph on the page:

     Dresdner is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. Firsthand's controlling shareholder is Kevin M. Landis. Wellington Management is an employee owned limited liability partnership whose sole business is investment management. Wellington Management is owned by 85 partners, all active employees of the firm; the managing partners of Wellington Management are Duncan M. McFarland, Laurie A. Gabriel and John
     R. Ryan. MLIM International is a company organized under the laws of England and Wales and is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

Insert the following at the end of footnote *** on pages 48, 49, 52, 54, 55, 57, 58, 65 and 67 and footnote ** on pages 50, 60, 63 and 68:

     On December 12, 2003, the name of the EQ/Alliance Technology Portfolio will be changed to EQ/Technology Portfolio and the name of the EQ/Putnam International Equity Portfolio will be changed to EQ/Mercury International Value Portfolio.

Under the heading "The Advisers" on page 50, delete "EQ/Putnam International Equity Portfolio" from the first sentence of the first paragraph under the heading. Also delete "EQ/Alliance Technology Portfolio" from the ninth sentence of this paragraph. In addition, insert the following immediately after the seventeenth sentence:

     The Manager has entered into Interim Advisory Agreements with Dresdner, Firsthand and Wellington Management on behalf of the EQ/Technology Portfolio. The Manager has entered into an Interim Advisory Agreement with Mercury on behalf of the EQ/Mercury International Value Portfolio.

Insert "*" in the table on pages 51-52 after the references to EQ/Alliance Technology and EQ/Putnam International Value and replace the first portion of the first sentence of footnote * on page 52 with the following:

     "No advisory fees were paid to Dresdner, Firsthand, Marsico, MLIM International (on behalf of the EQ/Mercury International Value Portfolio), PIMCO, Provident or Wellington Management ..."

Insert "*" in the table on page 53 after the references to EQ/Alliance Technology and EQ/Putnam International Equity and replace the first portion of the first sentence of footnote * on page 53 with the following:

     "No advisory fees were paid to Dresdner, Firsthand, MLIM International (on behalf of the EQ/Mercury International Value Portfolio), PIMCO or Wellington Management ..."

Insert "*" in the table on pages 54-55 after the references to EQ/Alliance Technology and EQ/Putnam International Equity and insert the following sentence at the end of footnote * on page 55 with the following:

     "No advisory fees were paid to Dresdner, Firsthand, MLIM International (on behalf of the EQ/Mercury International Value Portfolio) or Wellington Management during the year ended December 31, 2002."

Insert the following at the end of footnote ** on page 71:

     On December 12, 2003, the name of the EQ/Alliance Technology Portfolio will be changed to EQ/Technology Portfolio.

The chart on pages A-1 through A-6 should be modified in the following respects:

     The EQ/Technology Portfolio may invest in non-investment grade fixed income securities, investment company securities, loan participations and short sales against the box.

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